UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  May 20, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                          Momentum Holdings Corporation
                -------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


  Delaware                         000-23873              841434321
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State or other                   Commission File         IRS Employer
Jurisdiction of                                          Identification
 Incorporation                                              Number

            36 West 25th Street, 2nd Floor, New York, New York 10010
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            Address of Principal Executive Office, Including Zip Code

                                 (212) 414-2700
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               Registrant's Telephone Number, Including Area Code


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ITEM 4.  Change in Registrant's Certifying Accountant.

         On May 20, 2002, the Company's accountant Marden Harrison & Kreuter CPAs P.C., resigned from its engagement as the Company's auditor. There were no disagreements with the auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which would have caused the auditor to make reference to such subject matter in a report.

Item 7(c) Exhibits

         99.1 Letter from Marden Harrison & Kreuter CPAs P.C.Promissory note dated May 20, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 12, 2002

                                              MOMENTUM HOLDINGS CORPORATION


                                              By: /s/ Anthony R. Russo
                                                  -----------------------
                                                  Anthony R. Russo, President